UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2015

Commission File Number	Registrant; State of Incorporation; Address and Telephone Number	IRS Employer Identification No.

1-11459	PPL Corporation (Exact name of Registrant as specified in its charter) (Pennsylvania) Two North Ninth Street Allentown, PA 18101-1179 (610) 774-5151	23-2758192

333-173665	LG&E and KU Energy LLC (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	20-0523163

1-2893	Louisville Gas and Electric Company (Exact name of Registrant as specified in its charter) (Kentucky) 220 West Main Street Louisville, KY 40202-1377 (502) 627-2000	61-0264150

1-3464	Kentucky Utilities Company (Exact name of Registrant as specified in its charter) (Kentucky and Virginia) One Quality Street Lexington, KY 40507-1462 (502) 627-2000	61-0247570

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

A copy of the Companies' (as defined below) below-described press release is furnished as Exhibit 99.1 to this report.

Section 8 - Other Events

Item 8.01 Other Events

On June 30, 2015, Louisville Gas and Electric Company ("LG&E") and Kentucky Utilities Company ("KU" and, together with LG&E, the "Companies") issued a press release announcing that the Kentucky Public Service Commission ("KPSC") has approved the unanimous settlement agreement in the Companies' rate increase proceedings. The settlement agreement was previously announced on April 21, 2015. The rate changes become effective on July 1, 2015.

The order provides for increases of $125 million in the annual revenue requirement associated with KU base electric rates and $7 million in the annual revenue requirement associated with LG&E base gas rates. The annual revenue requirement associated with base electric rates at LG&E will not increase. No return on equity was established for base rates. The order, however, authorizes a 10% return on equity with respect to the Companies' environmental cost recovery and gas line tracker rate mechanisms. The order also provides for deferred recovery of portions of certain pension-related and certain plant-related costs.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1 -	Press Release dated June 30, 2015 of Louisville Gas and Electric Company and Kentucky Utilities Company.

Statements in this report and the accompanying press release, including statements with respect to future events and their timing, including the Companies' future rates, rate mechanisms or returns on equity ultimately authorized or achieved, as well as statements as to future costs or expenses, regulation, corporate strategy and performance, are "forward-looking statements" within the meaning of the federal securities laws.  Although the Companies believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these expectations, assumptions and statements are subject to a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  The following are among the important factors that could cause actual results to differ materially from the forward-looking statements: subsequent phases of rate relief and regulatory cost recovery; market demand and prices for electricity; political, regulatory or economic conditions in states and regions where the Companies conduct business; and the progress of actual construction, purchase or repair of assets or operations subject to tracker mechanisms.  Any such forward-looking statements should be considered in light of such important factors and in conjunction with PPL Corporation's, LG&E and KU Energy LLC's and the Companies' Form 10-K and other reports on file with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PPL CORPORATION

By:	/s/ Stephen K. Breininger
Stephen K. Breininger Vice President and Controller

LG&E AND KU ENERGY LLC

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

LOUISVILLE GAS AND ELECTRIC COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

KENTUCKY UTILITIES COMPANY

By:	/s/ Kent W. Blake
Kent W. Blake Chief Financial Officer

Dated:  July 1, 2015